PRUDENTIAL INVESTMENT PORTFOLIOS 3
Prudential QMA Global Tactical Allocation Fund

Supplement dated June 20, 2017 to the Currently Effective Statement of Additional Information

Effective as of July 1, 2017, the Fund’s Manager, PGIM Investments LLC (PGIM Investments), has agreed to contractually reduce its management fee rate. To reflect this change, effective as of July 1, 2017, the management fee rate appearing for PGIM Investments in Part I of the Statement of Additional Information is hereby deleted, and the following new management fee rate is substituted:

1.15% of average daily net assets up to $1 billion;
1.13% of average daily net assets from $1 billion to $3 billion;
1.11% of average daily net assets from $3 billion to $5 billion;
1.10% of average daily net assets from $5 billion to $10 billion;
1.09% of average daily net assets over $10 billion

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